Exhibit 10(a)     Consent of Independent Auditors


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-60337 of Glenbrook Life Scudder Variable Account (A) of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 16, 2001 relating to the financial statements of Glenbrook Life Scudder Variable
Account (A), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life Scudder Variable Account (A)), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 13, 2001




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Exhibit 10(b)     Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER



     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 5 to the Form N-4 Registration Statement of Glenbrook Life Scudder Variable Account A (File No. 333-60337).


                                  /s/ Foley & Lardner
                                      FOLEY & LARDNER

Washington, D.C.
April 12, 2001